                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

  Distribution Date:  May 28, 2002

  (i)    Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                     $34,356,377.70
                   --------------------
                 (  $     0.000127     , per $1,000 original principal amount of the Notes)
                   --------------------
  (ii) Amount of principal being paid or distributed in respect of the Class A-2
Notes:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------
  (iii) Amount of principal being paid or distributed in respect of the Class M
Notes:
                          $0.00
                   --------------------
                 (  $             -    , per-$1,000 original principal amount of the Notes)
                   --------------------
  (iv) Amount of interest being paid or distributed in respect of the Class A-1
Notes:
                       $250,126.99
                   --------------------
                 (  $     0.0000009    , per $1,000 original principal amount of the Notes)
                   --------------------
  (v)    Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $3,737,500.00
                   --------------------
                 (  $     0.0000060    , per $1,000 original principal amount of the Notes)
                   --------------------
  (vi) (a) Amount of interest being paid or distributed in respect of the Class
M Notes:
                      $185,533.33
                   --------------------
                 (  $     0.0000062    , per $1,000 original principal amount of the Notes)
                   --------------------
       (b) Amount of interest being paid or distributed in respect of the Class M Strip:
                       $14,566.67
                   --------------------
                 (  $     0.0000005    , per $1,000 original principal amount of the Notes)
                   --------------------
  (vii)  Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------

         (2)  Distributed to Class A-2 Noteholders:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------
         (3)  (a)  Distributed to Class M Noteholders:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------
              (b)  Distributed to Class M Strip:
                          $0.00
                   --------------------
                    $             -    , per $1,000 original principal amount of the Notes)
                   --------------------
         (4)  Balance on Class A-1 Notes:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------
         (5)  Balance on Class A-2 Notes:
                          $0.00
                   --------------------
                 (  $             -    , per $1,000 original principal amount of the Notes)
                   --------------------

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                                                                          Page 2


         (6)  (a)  Balance on Class M Notes:
                   $0.00
                   --------------------
                 (  $ -                , per $1,000 original principal amount of the Notes)
                   --------------------
              (b)  Balance on Class M Strip:
                   $0.00
                   --------------------
                 (  $ -                , per $1,000 original principal amount of the Notes)
                   --------------------
  (viii) Payments made under the Cap Agreement on such date:                      May 24, 2002
                                                                           ---------------------------------
                 ( $0.00               with respect to the Class A-1 Notes,
                   --------------------
                 ( $0.00               with respect to the Class A-2 Notes,
                   --------------------
                 ( $0.00               with respect to the Class M Notes,
                   --------------------
  (ix)   Pool Balance at end of related Collection Period:                 $730,335,758.95
                                                                      ---------------------------
  (x)    After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:        $ 10,335,758.95
                                                                           ----------------------------
              (2)  Class A-1 Note Pool Factor:                0.03691342
                                                       --------------------
         (b)  (1)  Outstanding principal amount of Class A-2 Notes:        $625,000,000.00
                                                                           ----------------------------
              (2)  Class A-2 Note Pool Factor:                1.00000000
                                                       --------------------
         (c)  (1)  Outstanding principal amount of Class M Notes:          $ 30,000,000.00
                                                                           ----------------------------
              (2)  Class M Note Pool Factor:                  1.00000000
                                                       --------------------
         (d)  (1)  Outstanding principal amount of Certificates:           $ 65,000,000.00
                                                                           ----------------------------
              (2)  Certificate Pool Factor:                   1.00000000
                                                       --------------------
  (xi)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                   1.9100000%     for the current period
                   ---------------
              (2)  The Student Loan Rate was:          Not Applicable      (1)
                                                       --------------------
         (b)  Note Interest Rate for the Class A-1 Notes:        2.1900000%     (Based on 3-Month LIBOR)
                                                                 ---------------
         (c)  Note Interest Rate for the Class A-2 Notes:        2.3400000%     (Based on 3-Month LIBOR)
                                                                 ---------------
         (d)  Note Interest Rate for the Class M Notes:          2.6100000%     (Based on 3-Month LIBOR)
                                                                 ---------------
  (xii)  (a)  Amount of Master Servicing Fee for  related Collection Period:         $926,592.03
                                                                                     -----------------------
                    $ 0.000003309      , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                    $ 0.000001483      , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                    $ 0.000030886      , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiii)      Amount of Administration Fee for related Collection Period:            $3,000.00
                                                                                     -----------------------
                    $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                   --------------------
                    $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                   --------------------
                    $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                   --------------------
  (xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $692,074.91
                                                                                                 -------------------
         (b)  Delinquent Contracts                      # Disb.         %              $ Amount              %
                                                        -------        ---            -----------          ----
              30-60 Days Delinquent                       1,294       1.43%           $13,630,054          2.58%
              61-90 Days Delinquent                         946       1.05%           $ 9,640,166          1.83%
              91-120 Days Delinquent                        507       0.56%           $ 5,396,235          1.02%
              More than 120 Days Delinquent                 793       0.88%           $ 8,534,791          1.62%
              Claims Filed Awaiting Payment                 304       0.34%           $ 2,104,402          0.40%
                                                       ---------     ------         --------------       -------
                 TOTAL                                    3,844       4.26%           $39,305,648          7.45%
  (xv)   Amount in the Prefunding Account:        $0.00
                                                  --------------------
  (xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:           0.00

      (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


                               Page 8 of 8 pages